Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions
11.	Related Party Transactions

Our notes payable, both before and after the recapitalization of March 19, 2012, are held by a number of lenders, some of whom also invested in our stock. As a result, these entities are considered related parties. Interest expense under these arrangements totaled $11.1 million, $12.3 million and $13.2 million for the years ended December 31, 2012, 2011 and 2010, respectively, and the debt extinguishment expense associated with the recapitalization totaled $3.3 million for the year ended December 31, 2012.

In an agreement dated April 13, 2012, the Company and an affiliate of Parthenon Capital Partners terminated an existing advisory services agreement, which called for quarterly payments of $0.1 million. As part of the April 13, 2012 termination agreement, the Company agreed to pay Parthenon Capital $1.3 million in equal quarterly installments of $0.1 million beginning in April 2012, provided that the remaining balance will become due and payable immediately upon the closing of an IPO or the sale of the Company. The Company paid two quarterly installments of $0.1 million and paid the remaining balance of $1.1 million on August 15, 2012, the date the IPO closed. In addition, the agreement specifies that the affiliate will be due a fee equal to 1% of the aggregate gross proceeds of an IPO offering or 1% of the aggregate consideration paid in connection with the sale of the Company, as applicable. The Company expensed and paid $0.9 million to Parthenon Capital Partners in August 2012 upon successful closing of the IPO.